    As filed with the Securities and Exchange Commission on October 13, 1999
                                                      REGISTRATION NO. 333-87601
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                         FLEXTRONICS INTERNATIONAL LTD.
             (Exact Name of Registrant as Specified in Its Charter)

         SINGAPORE                   0-23354               NOT APPLICABLE
      (State or Other              (Commission            (I.R.S. Employer
       Jurisdiction of             file number)          Identification No.)
       Incorporation)

                             ----------------------

                            514 CHAI CHEE LANE #04-13
                            1 BEDOK INDUSTRIAL ESTATE
                                SINGAPORE 469029
                                  (65) 449-5255
               (Address, Including Zip Code, and Telephone Number,
        Including Area Code, of Registrant's Principal Executive Offices)

                              --------------------

                                MICHAEL E. MARKS
                             CHIEF EXECUTIVE OFFICER
                         FLEXTRONICS INTERNATIONAL LTD.
                            514 CHAI CHEE LANE #04-13
                            1 BEDOK INDUSTRIAL ESTATE
                                SINGAPORE 469029
                                  (65) 449-5255

            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)

                              --------------------

                                   Copies to:

                            Gordon K. Davidson, Esq.
                             David K. Michaels, Esq.
                                Tram T. Phi, Esq.
                               Fenwick & West LLP
                              Two Palo Alto Square
                           Palo Alto, California 94306

                              --------------------

      If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [X]

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

      If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

      Pursuant to Rule 429 promulgated under the Securities Act of 1933, as amended, the Prospectus which constitutes part of this Registration Statement is a combined prospectus and also relates to 1,048,700 of the Registrant's ordinary shares previously registered on Form S-3, Registration No. 333-77515. This Registration Statement also constitutes Post-Effective Amendment No. 1 to Registration Statement No. 333-77515. Such Post-Effective Amendment shall become effective concurrently with the effectiveness of this Registration Statement in accordance with Section 8(c) of the Securities Act of 1933, as amended.

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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
                                EXPLANATORY NOTE

      The sole purpose of this Amendment is to file exhibits to the Registration Statement. No changes have been made to the text of the Registration Statement other than to Item 16 (Exhibits).

ITEM 16.  Exhibits and Financial Statements and Schedules.

EXHIBIT

EXHIBIT
NUMBER      EXHIBIT TITLE
------      -------------
 2.1*       Asset Transfer Agreement between Ericsson Business Networks AB and
            Flextronics International Sweden AB dated as February 12, 1997.
            Certain schedules have been omitted. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the
            Commission upon request. (Incorporated by reference to Exhibit 2.6 of the Registrant's Registration Statement on Form S-3, No.
            333-21715.)

 2.2*       Exchange Agreement dated October 19, 1997 by and among the
            Registrant, Neutronics Electronic Industries Holding A.G. and the named shareholders of Neutronics Electronic Industries Holding A.G.
            (Incorporated by reference to Exhibit 2 of the Registrant's Current
            Report on Form 8-K for event reported on October 30, 1997.)

 2.3*       Exchange Agreement dated as of June 11, 1999 among the Registrant,
            Flextronics Holding Finland Oyj and Seppo Parhankangas.
            (Incorporated by reference to Exhibit 2.3 of the Registrant's Annual
            Report on Form 10-K for the fiscal year ended March 31, 1999.)

 3.1* Memorandum of Association of the Registrant. (Incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1, No. 33-74622.)

 3.2* Articles of Association of the Registrant. (Incorporated by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-4, No. 33-85842.)

 4.1* Indenture dated as of October 15, 1997 between the Registrant and State Street Bank and Trust Company of California, N.A., as trustee.
            (Incorporated by reference to Exhibit 10.1 of the Registrant's
            Current Report on Form 8-K for event reported on October 15, 1997.)

 5.1** Opinion and Consent of Allen & Gledhill with respect to the ordinary shares being registered.

23.1*       Consent of Arthur Andersen LLP.

23.2*       Consent of Moore Stephens.

23.3**      Consent of Allen & Gledhill (included in Exhibit 5.1).

24.1* Power of Attorney (included in the signature page of this Registration Statement).

27.1* Financial Data Schedule. (Incorporated by reference to Exhibit 27.1 of the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 1999.)

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*  Previously filed.

** Filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in San Jose, State of California on this 13th day of October, 1999.

                                       FLEXTRONICS INTERNATIONAL LTD.

                                       By: /s/ Michael E. Marks
                                           -------------------------------------
                                               Michael E. Marks

      Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed below by the following persons and in the capacities and on the dates indicated.

Signature                                        Title                                 Date
---------                                        -----                                 ----
/s/ Michael E. Marks          Chairman of the Board, and Chief Executive         October 13, 1999
------------------------      Officer (principal executive officer)
Michael E. Marks

/s/ Tsui Sung Lam*            Director                                           October 13, 1999
------------------------
Tsui Sung Lam

/s/ Robert R.B. Dykes         President, Systems Group and Chief                 October 13, 1999
------------------------      Financial Officer (principal financial
Robert R.B. Dykes             and accounting officer)

/s/ Michael J. Moritz*        Director                                           October 13, 1999
------------------------
Michael J. Moritz

/s/ Richard L. Sharp*         Director                                           October 13, 1999
------------------------
Richard L. Sharp

/s/ Patrick Foley*            Director                                           October 13, 1999
------------------------
Patrick Foley

/s/ Alain Ahkong*             Director                                           October 13, 1999
------------------------
Alain Ahkong

/s/ Hui Shing Leong*          Director                                           October 13, 1999
------------------------
Hui Shing Leong

*By:/s/ Michael E. Marks
        ----------------------------------
        Michael E. Marks, Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION OF DOCUMENT
--------    ------------------------
 5.1**      Opinion and Consent of Allen & Gledhill with respect to the ordinary shares being registered.

23.1*       Consent of Arthur Andersen LLP.

23.2*       Consent of Moore Stephens.

23.3**      Consent of Allen & Gledhill (included in Exhibit 5.1).

24.1* Power of Attorney (included in the signature page of this Registration Statement).

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*  Previously filed.

** Filed herewith.